Rule 497(d)
                                                              Reg. No. 333-68780


                       Morgan Stanley Select Equity Trust
                   Cohen & Steers REIT Portfolio Series 2001-4

                Supplement to Prospectus dated December 20, 2001

     Effective December 20, 2001, Van Kampen Funds Inc. became a Sponsor of the Trust in addition to Morgan Stanley DW Inc. Morgan Stanley DW Inc. will continue to act as Sponsor of the Trust. Van Kampen Funds Inc. and Morgan Stanley DW Inc. are both wholly owned subsidiaries of Morgan Stanley Dean Witter & Co. Van Kampen's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.